Exhibit 10.6

                            INDEMNIFICATION AGREEMENT
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         THIS INDEMNIFICATION AGREEMENT (this "Agreement"), dated as of the 31st day of December, 2001, made by HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the "Indemnitor"), for the benefit of James I. Humphrey, Jr. (the "Indemnitee"), provides:

         1. Recitals. Supertel Hospitality, Inc., a predecessor of Indemnitor's
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parent, and Mercantile Bank National Association (the "Lender"), have entered into a Loan Agreement (as it may be amended, the "Loan Agreement") pursuant to which the Lender agreed to lend certain amounts to the Indemnitor. In connection with the Loan Agreement, Indemnitee executed a Guaranty Agreement dated April 10, 1996 and a Modification and Reaffirmation of Guaranty dated as of April 27, 2001 pursuant to which the Indemnitee guaranteed certain obligations of Supertel Hospitality, Inc. pursuant to the Loan Agreement (collectively, the "Guaranty").

         2. Indemnification. The Indemnitor hereby agrees to indemnify and hold
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harmless the Indemnitee for any payment made by, and against any and all other losses imposed upon, incurred by, or asserted against, the Indemnitee, arising out of or based upon the Guarantee.

         3. Notices. All notices to the Indemnitor and the Indemnitee hereunder
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shall be in writing and shall be effective when received at, in the case of the
Indemnitee, the address set forth below:

         James I. Humphrey, Jr.
         7170 Riverwood Drive
         Columbia, Maryland 21046
         Fax: (443) 259-4999

and in the case of the Indemnitor, the address set forth below:

         Humphrey Hospitality Trust, Inc.
         7170 Riverwood Drive
         Columbia, Maryland 21046
         Attn: President
         Fax: (443) 259-4999

or at such other addresses as the parties may designate from time to time in writing.

                            [SIGNATURE PAGE FOLLOWS.]


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         WITNESS the following signature.

                             HUMPHREY HOSPITALITY LIMITED PARTNERSHIP


                             By:      HUMPHREY HOSPITALITY REIT TRUST,
                                      general partner


                             By: /s/ George R. Whittemore
                             Name: George R. Whittemore
                             Title: President

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